MASERATI

IMPORT AND DISTRIBUTION AGREEMENT

Between

MASERATI

and

AUTO ITALIA Limited

dated as of lst January, 1996

for the Territory of

HONG KONG, MACAU and The GUANGDONG Province of
the PEOPLE’s REPUBLIC OF CHINA,

including its special

ECONOMIC ZONES

TABLE OF CONTENTS

Page
CLAUSE 0 - DEFINITIONS

CLAUSE 1 - SCOPE OF THE AGREEMENT
- Nature of appointment (sect. 1.1, 1.2.)
- Exclusivity of purchase of CONTRACT PRODUCTS (sect. 1.3)
- Limitation not to act outside TERRITORY (sect. 1.4.)
- Obligation not to sell to non-authorized resellers (sect. 1.5)
- Direct Sales (sect. 1.6)
- Non competition and brand exclusivity (sect. 1.7)

CLAUSE 2- ORGANIZATION
- DIRECT STRUCTURE (sect. 2.1)
- RETAIL NETWORK (sect. 2.2, 2.3)
- Training (sect. 2.4)
- Uniform Procedures (sect. 2.5)
- Information (sect. 2.6)
- Business Management (sect. 2.7)
- Requirements of IMPORTER’s Organization (sect. 2.8)
- Inspections (sect.2.9)

CLAUSE 3-SALES ACTIVITY (sect. 3.1, 3.2)

CLAUSE 4 - SERVICE ACTIVITY
- Pie-delivery Service (sect. 4.1)
- Warranty and Free Service (sect. 4.2, 4.3)
- Recall and Service Campaigns (sect. 4.4)
- Non-warranty Service (sect. 4.5)
- Use of ORIGINAL PARTS (sect. 4.6)
- General obligations relating to service (sect. 4.7, 4.8)

CLAUSE 5 - ADVERTISING AND CUSTOMER RELATIONS
- Advertising Expenditure (sect. 5.1)
- Fairness of Advertising (sect. 5.2, 5.3)

- Advertising by the MANUFACTURER (sect. 5.4)
- Exhibitions (sect. 5.5)
- Signs (sect. 5.6)
- Heading of business documents (sect. 5.7)
- Supply of advertising material by the MANUFACTURER (sect. 5.8)
- Use of RELATED TRADEMARKS (sect. 5.9)
- Customer Satisfaction (sect. 5.10, 5.11, 5.12)

CLAUSE 6- TERMINATION
- Term of AGREEMENT (sect. 6.1)
- Termination for breach of AGREEMENT or other causes (sect. 6.2, 6.3, 6.4)
- Obligations during notice of termination (sect. 6.5, 6.6)
- Consequences of termination (sect. 6.7, 6.8)

CLAUSE 7 - MISCELLANEOUS PROVISIONS
- Non assignability of AGREEMENT (sect. 7.1)
- Confidentiality (sect. 7.2)
- Jurisdiction (sect. 7.3)
- Governing Law (sect. 7.4)
- No waiver (sect. 7.5)
- Notices (sect. 7.6)
- Previous Agreements (sect. 7.7)
- Appendices (sect. 7.8)

Guarantee of the IMPORTER Shareholders (sect. 7.7)

APPENDICES
Appendix A: Safes Conditions of CONTRACT PRODUCTS
Appendix B: Organization
Appendix C: CONTRACT VEHICLES

IMPORT AND DISTRIBUTION AGREEMENT

AGREEMENT effective as from the 1s day of January 1996 between MASERATI S.p.A., having its registered office at 322, Viale Ciro Menotti, Modena, Italy (hereinafter referred to as “the MANUFACTURER”) and

AUTOITALIA Limited — 90 Sung Wong Toi Road — KOWLOON — HONG KONG

having its registered office at HONG KONG (hereinafter referred to as the “IMPORTER”)

IN CONSIDERATION of the mutual agreements herein contained, the parties hereto agree as follows:

0. DEFINITIONS

For the purposes of this AGREEMENT the following terms shall have the meanings respectively assigned below:

0.1.	AGREEMENT or this AGREEMENT shall mean - in accordance with the context - this AGREEMENT and/or its Appendices and/or any other document(s) referred to in this AGREEMENT.

0.2.
ANNUAL PLAN shall mean any or all of the SALES PROGRAM, ORIGINAL PARTS COMMITMENT (as herein defined) and any other periodically quantified commitments set forth pursuant to sect. 3.2. or 5.1. or otherwise hereunder.

0.3.	MASERATI VEHICLES shall mean motor vehicles manufactured by or for the MANUFACTURER and bearing the MASERATI trademarks.

0.4.	CONTRACT PRODUCTS shall mean the “CONTRACT VEH1CLES” and the “ORIGINAL PARTS”, as defined herein, whether jointly or separately.

0.5.
CONTRACT VEHICLES shall mean such models or versions of MASERATI VEHICLES as are specified in Appendix C to this AGREEMENT, being understood and agreed that said Appendix may be modified by the MANUFACTURER, by notice to the IMPORTER, if the MANUFACTURER discontinues the production of any such models or versions and/or if the MANUFACTURER agrees to entrust the IMPORTER with the import, distribution and service, in the TERRITORY, of any new model or version of MASERATI VEHICLES.

0.6.	DIRECT STRUCTURE shall mean the import, distribution and service facilities owned and managed by the IMPORTER as set forth in sect. 2.1. hereof.

0.7.
MASERATI TRADEMARKS shall mean any and all registered and unregistered trade names and trademarks owned or used by the MANUFACTURER, including those used in connection with the manufacture, distribution, sale, after-sale service or advertising of the CONTRACT PRODUCTS or of services connected therewith.

0.8.	ORIGINAL PARTS shall mean the spare parts, manufactured by or for the MANUFACTURER and put in commerce by the MANUFACTURER, pertaining to the MASERATI VEHICLES.

0.9.	ORIGINAL PARTS COMMITMENT shall have the meaning set forth by sect. 3.1.

0.10.	RETAIL NETWORK shall mean any or all retail and/or service dealers and direct outlets referred to in sect. 2.2. hereof.

0.11.	SALES PROGRAM shall have the meaning set forth by sect. 3.1.

0.12.	TERRITORY shall mean the territory of HONG KONG, MACAU, and the GUANGDONG Province of the People’s Republic of China

1. SCOPE OF THE AGREEMENT

Nature of the appointment

1.1.	Upon the terms and subject to the conditions of this AGREEMENT, the MANUFACTURER entrusts the IMPORTER with the appointment to:

(a)	import, the TERRITORY, the CONTRACT PRODUCTS and distribute them through the RETAIL NETWORK for the purpose of their retail resale and delivery to customers, in the TERRITORY

(b)	ensure, in the TERRITORY, the availability of ORIGINAL PARTS, the pre-delivery operations, the warranty, non-warranty and free service on MASERATI VEHICLES through the RETAIL NETWORK.

The IMPORTER accepts the above appointment and undertakes to use its best efforts to ensure, in the TERRITORY:

(a)	a level of sales of CONTRACT PRODUCTS in line with the MANUFACTURER’s reasonable expectations and no lower that the agreed market share;

(b)	a distribution and retail sales and service organization at the highest;

(c)	a prompt and efficient servicing, of the MASERATI VEHICLES with a full and constant availability of ORIGINAL PARTS;

(d)	an excellent degree of customer’s satisfaction and a favourable public perception of the CONTRACT PRODUCTS and of the MANUFACTURER’s image.

1.2.
The IMPORTER shall purchase, distribute, resell and service CONTRACT PRODUCTS in its own name and on its own behalf and shall carry on its business at its own exclusive risk. The IMPORTER is in no way the agent or representative of the MANUFACTURER; accordingly, the IMPORTER shall deal exclusively in its own name and on its own behalf and shall not in any circumstance expressly or impliedly represent itself as the MANUFACTURER’s agent or representative.

Exclusivity of purchase of the CONTRACT PRODUCTS

1.3.
The IMPORTER agrees to purchase the CONTRACT PRODUCTS exclusively from the MANUFACTURER or, to the extent that the MANUFACTURER so requests, from any company which the MANUFACTURER reserves the right to indicate to the IMPORTER. The terms and conditions upon which the CONTRACT PRODUCTS shall be purchased/sold hereunder are set forth in Appendix A hereto.

Limitations not to act outside the TERRITORY

1.4. Outside the TERRITORY, the IMPORTER shall not, directly or indirectly:

(a)	have warehouses or branches for the sale or distribution or servicing of CONTRACT PRODUCTS;

(b)	seek customers for CONTRACT PRODUCTS;

(c)	use means of advertising through which the IMPORTER or its RETAIL NETWORK approach customers outside the TERRITORY;

(d)	use third parties for the sale, distribution and/or servicing of CONTRACT PRODUCTS.

Obligation not to sell to non-authorized resellers

1.5.	The IMPORTER undertakes to distribute the CONTRACT PRODUCTS only through its RETAIL NETWORK and shall cause the latter to resell them only to end users.

Direct Sales

1.6.
The MANUFACTURER reserves the right to make direct sales in the TERRITORY to special categories of customers, such as, without limitation: diplomatic and consular representations and employees thereof, International Institutions or Organizations and employees thereof, companies belonging to be MANUFACTURER’s group (i.e. directly or indirectly controlled by MASERATI S.p.A. - Italy) and employees thereof, provided that the total volume of these sales shall not exceed three per cent (3%) of the SALES PROGRAM referred to in sect. 3.1 hereof.

Non competition and brand exclusivity

1.7.
Except for second-hand cars which will be traded in against CONTRACT VEHICLES, the IMPORTER will neither directly nor indirectly import, sell, distribute or service passenger cars, light commercial vehicles and spare parts of makes other than the MASERATI VEHICLES and the ORIGINAL PARTS without the previous consent in writing of MASERATI S.p.A.

2. ORGANIZATION

DIRECT STRUCTURE

2.1.
The IMPORTER undertakes to directly have available, maintain, manage and use, at all time, exclusively for the CONTRACT PRODUCTS or MASERATI VEHICLES, facilities of its own, such as open areas, premises, equipment, skilled staff, inventory, financial resources, ORIGINAL PARTS, first class management, and such other facilities as will be necessary or appropriate to fulfil the IMPORTER’s obligations hereunder including without limitation: -

(a)	reception, storage, pre-delivery and distribution of CONTRACT VEHICLES;

-	reception, warehousing, handling and distribution of ORIGINAL PARTS;

-	organization, training, supervision, control and carrying out of service on MASERATI VEHICLES;

(b)
a stock of ORIGINAL PARTS which shall, at all time, include, according to the MANUFACTURER’s rules, such quantities and mix as will be appropriate to satisfy the service and repair requirements of all MASERATI VEHICLES in circulation in the TERRITORY;

(c)
a warehouse organized in such a manner as to guarantee the prompt and full availability consistant with the TERRITORY requirements of ORIGINAL PARTS to the RETAIL NETWORK for the proper carrying out of all the obligations set forth by sect. 4 hereof.

The basic elements of the IMPORTER’s DIRECT STRUCTURE are described in Appendix B hereto. The IMPORTER undertakes not to alter its DIRECT STRUCTURE without having first requested and obtained the previous consent in writing of the MANUFACTURER which shall not withhold its consent without specifying the reasons for its refusal.

RETAIL NETWORK

2.2.	(a)	Where the TERRITORY justifies it and/or at the request of MASERATI S.p.A. the IMPORTER undertakes to establish and/or to maintain, at all time, a retail sale and service network composed as follows:

(b)
retail sale and service dealers of CONTRACT PRODUCTS managed by and staffed with first class, higly skilled personnel and suitably equipped with trading, warehousing and servicing premises and with general and specific equipment. Such structure has to be specifically and exclusively affected to:

(i)	the storage, display, pie-delivery, sale and delivery of CONTRACT VEHICLES;

(ii)	the warehousing and handling of ORIGINAL PARTS;

(iii)	the service of MASERATI VEHICLES and to the storage and handling of the second-hand vehicles traded in against new CONTRACT VEHICLES;

(c)	service dealers managed by and staffed with higly skilled personnel, specialized on MASERATI VEHICLES and suitably equipped with premises and general and special equipment and service manuals.

Each of the dealers referred to in (b) and (c) foregoing shall at all time comply with such retail sale and service minimum requirement as the MANUFACTURER may establish from time to time on a general basis.

In the event that the IMPORTER owns any retail sale and service outlets they shall satisfy the requirements set forth in (b) and (c) above. Furthermore, the IMPORTER shall ensure that any such direct retail outlets shall avoid any policy abusive or unfair towards any retail sale and service dealer.

The members of the RETAIL NETWORK and the direct retail outlets (if any) at the date of this AGREEMENT together with certain basic elements of their structure are specified in Appendix B hereto. The IMPORTER undertakes not to alter the composition of its RETAIL NETWORK or its direct retail outlets without having first obtained the previous written consent of the MANUFACTURER. The MANUFACTURER shall not withhold its consent without specifying the reasons for its refusal.

2.3.
The IMPORTER shall enter with each member of the RETAIL NETWORK a Retail Sale and (if appropriate) Service Dealer Agreement containing dealer’s obligations consistent with those assumed by the IMPORTER under this AGREEMENT and such as to enable the IMPORTER to fulfil all its obligations under this AGREEMENT. To this effect, the IMPORTER shall submit to the MANUFACTURER’s approval the Dealer Agreement to govern the relations with the RETAIL NET1JVORK.

Training

2.4.
The IMPORTER shall arrange at its own costs and risks, for its staff, as well as for the staff of the RETAIL NETWORK, the participation in training and refresher technical or commercial courses organised by the MANUFACTURER. Furthermore, the IMPORTER undertakes to directly organize training and refresher courses for the technical and commercial staff of the RETAIL NETWORK.

Uniform Procedures

2.5.
Considering that the IMPORTER conducts its business within the framework of the MANUFACTURER’s worldwide Commercial Organization which involves a need for uniformity or consistency, the IMPORTER shall conform with commercial and organizational policies and procedures which the MANUFACTURER may reasonably consider necessary to introduce, and shall reasonably cooperate for their implementation in the TERRITORY.

Information

2.6.	The IMPORTER shall supply the MANUFACTURER from time to time, using - if so requested - the forms prepared by the MANUFACTURER:

(a)	information on the RETAIL NETWORK;

(b)	data relating to the market in general as well as information on price variations and other significant commercial initiatives of competitive makes in the TERRITORY;

(c)	data relating to stock and sales of CONTRACT VEHICLES and ORIGINAL PARTS in the TERRITORY;

(d)	periodical informations on the quality and reliability performance of CONTRACT PRODUCTS and claims of final customers;

(e)	the IMPORTER annual audited financial statements and balance sheets;

(f)
as a matter of the utmost urgency information relating to the laws, statutory instruments regulations and any amendements there to relating to technical aspects of the design, construction and use of cars, their performance, structural design and specification in the TERRITORY, whether already in effect or which are to brought into effect.

(g)
The IMPORTER shall co-operate with MASERATI S.p.A. for the purpose of obtaining the homologation of CONTRACT PRODUCTS and subsequent additions in the TERRITORY. The IMPORTERS agrees that for the purposes of this sub-clause 3.6 (g) time shall be of the essence.

(h)	such other information as the MANUFACTURER may reasonably request.

Business Management

2.7.
The IMPORTER undertakes to set up a business management service to be made available to the RETAIL NETWORK, this service being in accordance with the general criteria laid down by the MANUFACTURER and uniformly applied to the MANUFACTURER’s organization. For this purpose, the MANUFACTURER may supply the IMPORTER with its own know-how in this specific field so that the latter can use it in its business.

Requirements of IMPORTER’s Organization

2.8.	The DIRECT STRUCTURE of the IMPORTER and the RETAIL NETWORK shall at all time:

(a)	be capable of ensuring the fulfilment of all the IMPORTER’S obligations under this AGREEMENT;

(b)	be adequate to the SALES PROGRAMS set forth pursuant to sect. 3.1 of this AGREEMENT;

(c)	comply with the technical and commercial standards and tne minimum operational requirements which the MANUFACTURER reserves the right to lay down.

Inspections

2.9
The MANUFACTURER has the right to send its delegates both to the IMPORTER’s DIRECT STRUCTURE and to the RETAIL NETWORK in order to check over their compliance with the obligations and requirements set forth by or pursuant to this AGREEMENT and their proper running. The IMPORTER undertakes to cooperate with and assist the delegates sent by the MANUFACTURER, to supply any information they may reasonably require, to allow access to its premises and appropriate records and to use its best efforts to facilitate such access to the premises and records of the RETAIL NETWORK, as may be reasonably required by the delegates.

3. SALES ACTIVITY

3.1.	In order to fulfil the obligations assumed under sect. 1.1. hereof, the IMPORTER shall:

(a)
achieve in the TERRITORY, as a minimum, such a number and mix of sales of CONTRACT VEHICLES to customers (SALES PROGRAM), corresponding to the targets as shall be set forth periodically as per sect. 3.2.;

(b)	purchase hereunder ORIGINAL PARTS in the quantities and mix no lower than that periodically set forth as per sect. 3.2. (hereinafter referred to as the ORIGINAL PARTS COMMITMENT);

(c)
permanently have available and ensure that the RETAIL NETWORK has available CONTRACT VEHICLES for the purposes of display and demonstration in such quantities and mix as shall be set forth in accordance with sect. 3.2. hereof;

(d)	permanently hold and ensure that the RETAIL NETWORK shall hold stocks of CONTRACT PRODUCTS in such quantities and mix as shall be set forth in accordance with sect. 3.2. hereof.

3.2.
The SALES PROGRAM, the ORIGINAL PARTS COMMITMENT, the display and demonstration CONTRACT VEHICLES and the stockholding commitments referred to in paragraphs from (a) to (e) of sect. 3.1. foregoing shall be set forth yearly, on the basis of the MANUFACTURER indications, by joint agreement of the parties hereto.

4. SERVICE ACTIVITY

Pre-delivery Service

4.1.
The IMPORTER shall ensure, at its expense, that on each new CONTRACT VEHICLE sold in the TERRITORY, prior to its delivery to the customer, there are properly carried out - in accordance with the MANUFACTURER’s technical instructions and in a proper professional manner - all such pre delivery operations as indicated by the MANUFACTURER from time to time. Furthermore the IMPORTER shall ensure that no CONTRACT VEHICLE sold in the TERRITORY is delivered to the customer unless it is in perfect static and working conditions, fit for its sale as a new motor car.

Warranty and Free Service

4.2.
The IMPORTER shall give - and shall ensure that the RETAIL NETWORK shall give - to each purchaser/customer of CONTRACT VEHICLES a warranty the terms of which are set forth in the MASERATI Servicing and Repair Booklet referred to in sect. 4.3. below.

4.3.
For the purposes of sect. 4.2. foregoing, the IMPORTER shall ensure that to each purchaser/customer, together with each CONTRACT VEHICLE sold, is handed over the MASERATI Servicing and Repairs Booklet arranged following MASERATI indications, properly filled and duly signed by the seller and including the warranty voucher, the free service voucher for the initial period of use of the CONTRACT VEHICLES and the periodical programmed maintenance servicing vouchers.

The IMPORTER shall ensure that, towards all users of MASERATI VEHICLES holding the MASERATI Servicing and Repair Booklet, including those having purchased the motor car outside the TERRITORY, there are promptly carried out:

(i)	the operations covered by the warranty voucher and the free service voucher;

(ii)	the other servicing operations provided for in the MASERATI Servicing and Repair Booklet.

The above shall be performed, free of charge or for payment, as appropriate, in accordance with the MANUFACTURER’s instructions.

Recall and Service Campaigns

4.4
The IMPORTER undertakes to ensure that on all MASERATI VEHICLES circulating in the TERRITORY even if not imported by the IMPORTER, there are carried out, promptly and in strict accordance with the MANUFACTURER’s instructions, all the operations requested by the MANUFACTURER within the framework of any special service or recall or rectification campaign as may be decided from time to time by the MANUFACTURER. The terms and conditions of reimbursement of service, recall or rectification campaigns shall be notified by the MANUFACTURER from time to time.

Non-warranty Service

4.5.
During repair and service works done out of warranty, the IMPORTER, his dealers and authorized service agent, are not allowed to use spare parts different from the original ones except that those are off the same or superior quality of the original parts and that do not affect safety, and characteristics or performance of the car.

The IMPORTER shall ensure that, on all new or used MASERATI’S VEHICLES circulating in the TERRITORY, whether sold in the TERRITORY or not, there are performed, at the request of the customer, non-warranty repairs and maintenance service in an excellent manner.

The IMPORTER also undertakes to carry out all non-warranty repair and maintenance operations at reasonably competitive tariffs not exceeding, in any case, those resulting from the application of such labour rates and material price criteria as may be notified by the MANUFACTURER to the IMPORTER from time to time.

Use of ORIGINAL PARTS

General obligations relating to service

4.6.
All activities of repair, maintenance and service (pre-delivery operations, warranty, service, recall and rectification campaigns, non-warranty repair and maintenance service referred to in this sect. 4 must be carried out corteously, efficiently, in a proper professional manner by highly skilled staff and in accordance with the guidelines and instructions issued by the MANUFACTURER from time to time.

4.7.
The IMPORTER shall hold harmless and shall indemnify the MANUFACTURER from any or all claims or actions resulting from the breach by the IMPORTER or by any member of the RETAIL NETWORK of any obligation set forth by any clause of this sect. 4.

5. ADVERTISING AND CUSTOMER RELATIONS

Advertising Expenditure

5.1.
The IMPORTER undertakes to carry out, in the TERRITORY, such advertising and sales promotion (including but not limited to advertising and promotional campaigns) as shall be adequate to the SALES PROGRAM. To this effect, the IMPORTER shall:

a)	spend, each year, a sum proportionate to the SALES PROGRAM and in any case no less than that which shall be specified in the ANNUAL PLAN or otherwise;

b)
ensure that specific local advertising and promotional CONTRACT PRODUCT campaigns will be conducted by the RETAIL NETWORK and that the total amount spent thereon shall not be less than the amount set forth in the ANNUAL PLAN or otherwise agreed from time to time.

Fairness of advertising

5.2.
The IMPORTER shall ensure that any advertising and/or promotional campaign or other communicational initiatives which may mislead the public or otherwise create confusion or in any way adversely affect the reputation or image of the MANUFACTURER are at all time avoided.

5.3.
The IMPORTER shall ensure that, in regard to advertising, there is compliance with the guidelines laid down by the MANUFACTURER and inform the MANUFACTURER of its own projects which the IMPORTER may implement only after receiving approval thereof from the MANUFACTURER. The MANUFACTURER’s approval shall not be unreasonably withheld and shall be deemed to have been given unless the MANUFACTURER notifies the IMPORTER to the contrary within seven (7) working days after receiving proofs of the project.

Advertising by the MANUFACTURER

5.4.
The MANUFACTURER may, at its sole judgement, carry out within the TERRITORY such advertising and informational campaigns as it may consider appropriate. The MANUFACTURER will use its best efforts to inform the IMPORTER of such campaigns.

Exhibitions

5.5.
The IMPORTER may take part in motor-shows and other displays, subject to the MANUFACTURER’s approval which shall not be unreasonably withheld. Each year, the IMPORTER shall participate to at least one motor-show of national importance, if any.

Signs

5.6.
The IMPORTER shall arrange at its own cost and responsibility for signs to be prominently displayed to the exterior and, as appropriate, to the interior of the premises of the DIRECT STRUCTURE and of the RETAIL NETWORK. The number, position, design, lettering and structure of these signs shall at all time be in compliance with the requirements laid down by the MANUFACTURER from time to time.

Heading of business documents

5.7.
The IMPORTER shall show whether on its business documents (letters, business cards, invoices, folders, advertising leaflets, brochures, etc.) or in any advertising or otherwise its capacity as authorized importer for the CONTRACT PRODUCTS with a wording and graphics which shall correspond to the wording, lettering and other requirements, laid down by the MANUFACTURER from time to time.

Supply of advertising material by the MANUFACTURER

5.8.
Subject to supply conditions to be agreed upon from time to time, the MANUFACTURER may supply the IMPORTER with advertising material (printed material, films, promotional and advertising objects, enlargements, signs, etc.) available at the MANUFACTURER.

The IMPORTER shall be responsible for the proper fitting, use, maintenance and efficiency of the material supplied as per above, as well as for their compliance to the laws and regulations and other specific requirements applicable in the TERRITORY.

Use of MASERATI TRADEMARKS

5.9. The IMPORTER undertakes:

(a)
not to include the MASERATI TI alone or in combination with other words, in its corporate or business name and, more generally, not to use the MASERATI TRADEMARKS other than in the manner and to extent expressly authorized by this AGREEMENT;

(b)
not to act in any way inconsistent with the exclusive title and rights of the MANUFACTURER on MASERATI TRADEMARKS and in particular, not to register or use names, marks or other distinctive signs in combination with MASERATI TRADEMARKS or that are graphically or phonetically similar to them, and not to distribute or sell any kind of products bearing MASERATI TRADEMARKS which have not being put into commerce by the MANUFACTURER; and

(c)
to immediately advise the MANUFACTURER of any case of counterfeiting or unauthorized use of MASERATI TRADEMARKS in the TERRITORY and not to engage actions against third parties unless so instructed or authorized by the MANUFACTURER in writing.

Customer satisfaction

5.10.
The IMPORTER shall ensure that, at all times, its relations and the relations of the RETAIL NETWORK with customers are conducted with the maximum courtesy, efficiency and fairness and in such a way as to safeguard and foster, at any time, the prestige and reputation of the MANUFACTURER with the public together with the satisfaction of the customer.

5.11.	The IMPORTER undertakes not to act or make any statement in any way adversely affecting the reputation of the MANUFACTURER or of the MASERATI products.

5.12.
The IMPORTER undertakes to advertise and make at all time available to the customers, in its own trading premises and in the trading premises of the RETAIL NETWORK the retail price-list of the CONTRACT PRODUCTS as well as the tariffs for service and those for services ancillary to the sale of CONTRACT PRODUCTS recommended by the MANUFACTURER.

The IMPORTER undertakes not to sell - and shall cause the RETAIL NETWORK not to sell - CONTRACT PRODUCTS or services at prices which exceed the recommended retail price-list.

6. TERMINATION

Term of AGREEMENT

6.1.	This AGREEMENT shall be valid and effective as from 1st JANUARY 1996 and will have a validity of 12 months starting from the date above indicated.

Termination for breach of the AGREEMENT or for other cause

6.1.
In case of any breaches of this AGREEMENT, such as, without limitation, the cases listed below, the MANUFACTURER may at any time terminate this AGREEMENT forthwith, by giving notice in writing to the IMPORTER:

a)	the IMPORTER has not paid any sum due in respect of the purchase of CONTRACT PRODUCTS or otherwise;

b)	the IMPORTER has held an unethical conduct which is a tort or is against the principles of commercial fairness, such as, without limitation, the cases listed below:

(i)	the IMPORTER has asked the MANUFACTURER for reimbursements on the basis of false documents or statements;

(ii)	the IMPORTER has asked the customers for payment of repairs which have not been made or for materials which have not been supplied;

(iii)	the IMPORTER has imported, distributed or sold any MASERATI product but not put into commerce by the MANUFACTURER;

(iv)	the IMPORTER has asked for - or knowingly consented the RETAIL NETWORK to ask for - prices or tariffs which exceed those recommended by the MANUFACTURER;

(v)	the IMPORTER has made - or knowingly consented the RETAIL NETWORK to make - statements which adversely affect the MANUFACTURER’s reputation.

c)	The IMPORTER has breached any of the provisions of sections 1.4., 1.5., 1.7., 4.4. and 4.7.

d)
The IMPORTER has purchased, in any year, less that 80% of the SALES PROGRAM, unless this is the consequence of the MANUFACTURER delivering quantities of CONTRACT VEHICLES which are lower than those ordered by the IMPORTER.

e)
The IMPORTER has failed to remedy the breach of any obligation under this AGREEMENT notwithstanding a written invitation of the MANUFACTURER to remedy the failure within a reasonable period of time (15 days or more).

6.2.	In the event of any of the following occurrences, the MANUFACTURER shall have the right to terminate this AGREEMENT forthwith, at any time, by written notice addressed to the IMPORTER:

a)
An application is filed against or by the IMPORTER for bankruptcy or for a commencement of any reorganization procedure or in case of scheme of arrangement with creditors or suspension of payments, or any other similar procedures or situation under any bankruptcy or insolvency law, or in case any IMPORTER’s bill is protested or any actions of attachment against the IMPORTER’s assets are taken.

b)
A criminal proceeding is started against, the owner, or any of the controlling shareholders or any of the key managers of the IMPORTER which is capable of adversely affecting the business reputation of the IMPORTER or of the MANUFACTURER or the orderly running of the IMPORTER’s business.

c)
Changes of any owner or any controlling shareholder or partner of the IMPORTER of the IMPORTER and/or of such other basic elements of the DIRECT STRUCTURE of the IMPORTER, as are specified in Appendix B, without the prior written approval of the MANUFACTURER (which shall not be unreasonably denied).

d)	Initiation of any procedure aiming at or bringing to dissolution and/or wnd up and/or merger or transfer, on whatever basis, of the business, assets or organization of the IMPORTER.

The IMPORTER or its successors shall forthwith advise the MANUFACTURER in writing of any of the occurrences above.

6.3.
In the event that by October 30 of any year the parties have failed to agree on the ANNUAL PLAN in respect of the year starting on January 1 thereafter, either party will be entitled to terminate this AGREEMENT with effect on December 31 of the following year by giving to the other written notice of termination prior to April 30 of such year. In this case, the last agreed ANNUAL PLAN shall be binding pro-rata temporis until the effective date of termination of the AGREEMENT.

Obligations during notice of termination

6.4.
During the period of any notice of termination given under this AGREEMENT, the IMPORTER shall not hinder any acts or negotiations of the MANUFACTURER, necessary or appropriate to establish, in the TERRITORY, the new import and/or distribution and/or resale and/or service organization for CONTRACT PRODUCTS, so as to ensure therein the orderly operation of the new organization as from the effective date of termination of this AGREEMENT.

6.5.
It is expressly understood and agreed that during the period of any notice of termination given under this AGREEMENT, the IMPORTER shall be obliged to continue to fulfil all its obligations under this AGREEMENT. In the event that in any quarter of the period of any such notice, the IMPORTER attains less than 80% of the pro-quota of the SALES PROGRAM set forth for the contractual year to which the quarter concerned belongs (or, in absence of an agreement of the ANNUAL PLAN, less than 80% of the SALES PROGRAM of the last contractual year for which an ANNUAL PLAN has been agreed by the parties), the MANUFACTURER shall be entitled - by giving a notice in writing - to anticipate the termination of this AGREEMENT with effect 20 days after the notice.

Consequences of termination

6.6.	Upon the date of termination of this AGREEMENT whether pursuant to sect. 6.1., 6.2., 6.3. or 6.4. hereof:

a)	all orders for the purchase of CONTRACT PRODUCTS issued by the IMPORTER and not yet fulfiled by the MANUFACTURER shall become null and void;

b)	any sum owed by the IMPORTER to the MANUFACTURER for any reason shall become automatically due and shall be immediately paid by the IMPORTER to the MANUFACTURER;

c)	the IMPORTER shall forthwith:

(i)
discontinue to describe or represent itself, whether in advertising or otherwise, as authorized importer, distributor or reseller for CONTRACT PRODUCTS, or as otherwise being connected with the MANUFACTURER;

(ii)	remove all signs which display or incorporate in any form, style or combination, MASERATI TRADEMARKS and discontinue any other use of MASERATI TRADEMARKS under any form or manner;

(iii)	discontinue to import, distribute or sell CONTRACT PRODUCTS;

(iv)	return to the MANUFACTURER all materials and/or products owned by the MANUFACTURER and held on any basis by the IMPORTER or the RETAIL NETWORK;

(v)
address to the MANUFACTURER or the new importer or the person or entity in the TERRITORY which the MANUFACTURER reserves the right to indicate all dealers and/or customers which have placed orders the fulfilment of which may not take place prior to termination of this AGREEMENT.

d)	the MANUFACTURER shall:

(i)
repurchase from the IMPORTER - who is obliged to resell to the MANUFACTURER - the new CONTRACT VEHICLES which are still in stock in the IMPORTER’s premises. The repurchase price shall not exceed the ex-works price invoiced to the IMPORTER, minus any bonuses or other similar incentives, provided however that in respect of CONTRACT VEHICLES so repurchased and which the MANUFACTURER or the new importer of the MANUFACTURER will sell in the TERRITORY, the repurchase price shall be the aforesaid ex-works price plus documented transportation costs, minus any bonuses and similar incentives.

Additionally the repurchase price, as per above, shall be reduced, if appropriate, to take account both of the actual period during which each CONTRACT VEHICLE has been in stock in the TERRITORY and of its actual condition;

(ii)
pay to the IMPORTER its outstanding debts, if any, on account of reimbursement under sect. 4.5. or bonuses and similar incentives and shall hand back to the IMPORTER any bond or security or pledge and/or any deposit held on behalf of the IMPORTER, if any, within 30 days from the fulfilment of all the IMPORTER’s obligations hereunder.

e)	the MANUFACTURER shall have the option to repurchase any new ORIGINAL PARTS supplied by the MANUFACTURER which:

(i)	are in stock at the IMPORTER’s premises;

(ii)	are still in perfect condition;

(iii)	are included in the current most recent MASERATI “Spare Parts Catalogue and Price List”;

(iv)	are relating to models which are still in production or the production of which came to an end within the preceding two years.

The repurchase price shall not exceed the MANUFACTURER’S ex-works invoicing price minus any bonuses and similar incentives.

6.7.
For the avoidance of doubts, termination of this AGREEMENT whether under sect. 6.1., sect. 6.2., sect. 6.3 or sect. 6.4 shall not entitle the IMPORTER to any indemnity or compensation or other claim on any basis whatsoever.

7. MISCELLANEOUS PROVISIONS

Non assignability of AGREEMENT

7.1.	Except as otherwise set forth by sect. 1.3. hereof, this AGREEMENT is not assignable in whole or in part.

Confidentiality

7.2.
The IMPORTER undertakes not to disclose to third parties, the contents of this AGREEMENT or of any communication it receives under this AGREEMENT or in relation thereto, including without limitation any information relating to plans regarding the MANUFACTURER’S activities or products. This obligation shall survive the termination of this AGREEMENT. The MANUFACTURER undertakes not to disclose any such confidential information as may be supplied by the IMPORTER to the MANUFACTURER under par. (e) of sect. 2.6.

Jurisdiction

7.3.
The parties hereto submit to the exclusive jurisdiction of the Court of Modena any and all disputes which may arise in connection with to this AGREEMENT except that the MANUFACTURER has the option to submit any dispute in respect of which the MANUFACTURER is the plaintiff to either the Court of Modena or the Court in the jurisdiction of which the registered office of the IMPORTER is located.

Governing law

7.4.	This AGREEMENT shall, for all purposes, be governed and construed exclusively in accordance with the laws of the Republic of Italy.

No waiver

7.5.
No modification of this AGREEMENT shall be valid unless the same is agreed in writing between the parties. Failure by either party at any time to enforce any of the provisions of this AGREEMENT and any time or indulgence granted by either party to the other shall not be construed as a waiver or prejudice any of either party’s rights hereunder nor prevent either party from subsequently requiring immediate and full compliance with such provisions or from enforcing its remedies for breaches thereof.

Notices

7.6.
Any notice to be given hereunder shall be sent by telex or telefax confirmed by registered letter and/or by registered letter. Any such notice shall be sent to the addresses first-above written or to any such address as either party may notify to the other.

Any such notice shall be deemed to have been received five days after the date of delivery of the registered letter by the sender to the post office or directly to the receiver or, in the event it happens earlier, the day in which the telex or the telefax has been transmitted or the letter is actually delivered by hand to the receiver.

Previous Agreements

7.7.	This AGREEMENT cancels and supersedes all previous agreements between the parties, whether written or oral in respect of the matters dealt with in this AGREEMENT.

Appendices

7.8.	This AGREEMENT includes the Appendices identified below which constitute for all purposes an integral part of this AGREEMENT:

Appendix A: Sales Conditions of CONTRACT PRODUCTS
Appendix B: Organization
Appendix C: CONTRACT VEHICLES

For the MANUFACTURER	For the IMPORTER

The IMPORTER, having examined the contents of the following sections of this AGREEMENT, declares to specifically approve each of them in accordance with and for the purposes of sect. 1341 of the Italian Civil Code:

1.3. (Exclusivity of purchase of CONTRACT PRODUCTS)

1.4. (Limitations not to act outside the TERRITORY)

1.5. (Obligation not to sell to non-authorized resellers)

1.7. (Non competition and brand exclusivity)

6.2. (Termination for breach of AGREEMENT or for other causes)

6.5. (Obligations during notice ot termination)

6.7. (Consequences of termination)

7.3. (Jurisdiction)

7.4. (Governing saw)

For the IMPORTER

APPENDIX A

Clause I - Orders

The IMPORTER shall send to the MANUFACTURER purchase forecasts, purchase programmes and irrevocable orders for CONTRACT PRODUCTS in accordance with terms and procedures which the MANUFACTURER shall separately indicate.

Clause 2 - Fulfilment of orders

The orders placed by the IMPORTER and accepted by the MANUFACTURER shall be performed in accordance with the MANUFACTURER’s factory production programmes and availabilities.

Failure by the MANUFACTURER to accept and/or meet any order shall not give rise to any indemnification or compensation on any basis. However, in the event of any order placed by the IMPORTER in accordance with the terms and procedures under clause 1 of this Appendix not being accepted by the MANUFACTURER or being accepted but not met within 120 days from the delivery time laid down as a guide by the MANUFACTURER, the order concerned shall be deducted from the SALES PROGRAM for the relevant year.

Clause 3 - Taking up of CONTRACT PRODUCTS

The CONTRACT PRODUCTS shall be deemed as accepted unreservedly by the IMPORTER unless:

(i)
the IMPORTER or its delegates notify in writing to the MANUFACTURER or to the MANUFACTURER’s delegates any damages or apparent defects of the CONTRACT PRODUCTS at the very moment of the delivery of the same;

(ii)	the IMPORTER or its delegates notify in writIng any non conformity of the CONTRACT VEHICLES or ORIGINAL PARTS within 10 and, respectively, 20 days from their physical delivery in the TERRITORY.

Clause 4 - Transportation and carriage

Except as otherwise agreed, the IMPORTER shall be entitled to use for the transportation of CONTRACT PRODUCTS such carriers and to make such insurance . The MANUFACTURER shall be entitled to pack or prepare for carriage of the CONTRACT PRODUCTS as it consider appropriate.

Independently of the actual arrangements for transportation, the MANUFACTURER will be entitled to invoice the IMPORTER for the CONTRACT PRODUCTS when they are: (a) delivered to the carrier nominated by the MANUFACTURER or (b) declared available for delivery to the carrier nominated by the IMPORTER. In the latter case, the IMPORTER shall bear all risks and expenses connected with CONTRACT PRODUCTS from the date they are made available by the MANUFACTURER to the carrier nominated by the IMPORTER.

Clause 5 - Prices

Except as otherwise agreed upon in writing, the prices of CONTRACT PRODUCTS shall be those set forth in the MANUFACTURER’S Confidential Export Price List to its authorized importers.

The prices of the CONTRACT PRODUCTS shall be those prevailing on the date of invoicing.

Prices are quoted on the basis of payment in cash to be made at the latest when the CONTRACT PRODUCTS are ready for delivery ex-works.

Clause 6 - Payments

The payment of the purchase price of the CONTRACT PRODUCTS (and of all associated expenses thereof such as packing, carriage, ecc.) ordered by the IMPORTER shall be made through:

(a)
Irrevocable letter of credit confirmed by a major international Bank approved by MASERATI S.p.A., and to be available at a Bank indicated by MASERATI S.p.A. not over 30 days previous the date of availability of CONTRACT PRODUCTS indicated by MASERATI. This “letter of credit” must contains the clause “approximately” and must be negotiable also partially against invoice or other documents requested, agreed that all bank expenses will be on charge of the IMPORTER.

(b)	Bank transfer through swift granted with a Stand-by which amount will be arranged together with MASERATI S.p.A.

(c)	Advanced Bank Transfer through swift of the right amount to be made at the CONTRACT PRODUCTS order.

Clause 7 - CONTRACT PRODUCTS Changes

Whereas CONTRACT PRODUCTS are subject to a constant evolution in their mechanical and/or body design for reasons of product improvement or of industrial rationalization, the IMPORTER s not entitled to refuse the CONTRACT PRODUCTS; delivered by the MANUFACTURER on account of changes introduced thereon after the placing of the irrevocable order by the IMPORTER.

Clause 8 - Specifications

Data relating to specifications and performances of CONTRACT PRODUCTS are in all cases given by way of non binding information.

Clause 9 - Warranty

The Parties expressly acknowledge that the prices of the CONTRACT PRODUCTS are calculated taking into account that all costs of warranty of the CONTRACT PRODUCTS are to be born by the IMPORTER at its exclusive charge. Accordingly, any right of the IMPORTER in regard of CONTRACT PRODUCT’s warranty is hereby expressely excluded.

Clause 10 - No alterations

The IMPORTER undertakes not to alter in any way the CONTRACT PRODUCTS.

Having examined the following clauses of the present AGREEMENT, we declare to specifically approve each of the following:

- Clause 2 (Fulfilment of Orders)

- Clause 3 (Taking up of CONTRACT PRODUCTS)

- Clause 5 (Prices)

- Clause 7 (CONTRACT PRODUCTS Changes)

- Clause 10 (No Alteration)

For the IMPORTER

APPENDIX B

ORGANIZATION

1. CORPORATE STRUCTURE

The IMPORTER represents to the MANUFACTURER that at the date of this AGREEMENT the following are the basic elements of its corporate structure:

1.1.	Name, type of company, registered office, principal place of business and social capitale of the IMPORTER:

(a)	Auto Italia Limited, Limited Liability Company
(name and type of company)
(b)	90 Sung Wong Toi Road, Koàwloon, Hong Kong
(registered office)
(c)	90 Sung Wong Toi Road, Kowloon Hong Kong
(principal place of business)
(d)	10,000 shares, Ordinary Share, Par Value = HK$10.00
(amount of social capital, type of shares, nominal value of each share)

1.2.	Full name and address of all controlling shareholder(s) and percentage of social capital with voting rights respectively owned:

(a)	Technorient Limited			100%
	(full name and 90 Sung Wong Toi Road Kowloon, Hong Kong Technorient Limited is owned by:
	— Conch Ent.. Inc.	1,271	=	73.6%
	— Herbert Adainczyk	206	=	11.9%
	— Klauss Dorr	49	=	2.8%
	— Happyland Co. Ltd	201	=	11.7%
	Corich Ent. Inc. is controlled by:
	The WO KEE HONG Group in Hong Kong

1.3.	Full name and address of all minority shareholders:

(a)	%
(b)	%
(c)	%

1.4.	If the IMPORTER is not a limited liability company specify full name and address of owner(s) or partners of the firm or company:

(a)
(b)
(c)

1.5.	Full name and address of Chief Executive Officer and/or legal representative of the IMPORTER:

(a)	Mr. HERBERT ADAMCZYK
(b)

1.6.	Full name and address of all members of Board of Directors or, if appropriate, Supervisory Board and Board of Management:

(a)	Man Fai LEE, Richard
(b)	Herbert ADAMCZYK
(c)	Wan Ting CHAN
(d)	Shiu Fai, Felix KWAN
(e)

2. KEY MANAGEMENT POSITIONS

For each position specify full name and address of person in charge:

2.1.	Managing Director/General Manager
Mr. Herbert adaniczvk
(full name and address of person in charge)

2.2.	Sales Manager
Mr. Eddie Lai

2.3.	Service Manager
Mr. Nigel F. Baker

2.4.	Spare Parts Manager
Mr. Henry Cheoung

2.5.	Marketing Manager
Mr. Martin Mack

2.6.	Dealer Development Manager
Mr. Herbert Adainczyk

2.7.
other position(s)

3.	DESCRIPTION AND LOCATION OF THE KEY FACILITIES OF THE DIRECT STRUCTURE

3.1.	Offices
90 Sung Wong Toi Road. Kow1oon Hong Kong

3.2.	Storage and Delivery of ORIGINAL PARTS
Unit 1, G/F, Chal Wan Industrial City, Phase II, 70 Wing Tai Road Chaiwan, Hong Kong

3.3.	Service of MASERATI VEHICLES
Unit 1, G/F, Chai Wan Industrial City, Phase II, 70 Wing Tai Road Chaiwan, Hong Kong

3.4.	Storage, Pie-delivery and Delivery of CONTRACT VEHICLES
Unit 1, G/F, Chai Wan Industrial City. Phase II, 70 Wing Tai Road, Chaiwan, Hong Kong

3.5.	Other

4.	RETAIL NETWORK
Direct Retail and Service Outlets
Address, name and location of facilities of outlets in the TERRITORY

Retail Sale and Service Dealers and Service Dealers
Dealer’s name, address and location of facilities in the TERRITORY
To be determined

5.	KEY OR BASIC ELEMENTS THE UNAUTHORIZED CHANGE OF WHICH ENTITLES THE MANUFACTURER TO TERMINATION PURSUANT TO SECTION 6.3. OF THE AGREEMENT

	-	all the positions or elements identified in 1,2,3 of the present Appendix except for the following positions if any:

6.	ACTIONS PLANNED FOR THE UPGRADING OF THE IMPORTER’S ORGANIZATION

APPENDIX C

CONTRACT VEHICLES

QUATTROPORTE
GHIBLI

Any model/version identified above, the manufacture of which is discontinued by the MANUFACTURER, shall be deemed automatically cancelled from this Appendix and shall cease to be a CONTRACT VEHICLE.

In the event that the MANUFACTURER decides to distribute a new model/version in the TERRITORY, the MANUFACTURER will notify to the IMPORTER a new Appendix C amended accordingly.

ANNUAL PLAN

FOR THE YEAR 1996 PURSUANT TO SECT. 4 OF the IMPORT AND DISTRI3UT AGREEMENT BETWEEN THE MANUFACTURER AND AUTO ITALYA LTI

With reference to the Import and Distribution Agreement dated 1st Jan. 1996 (the “AGREEMENT”), the MANUFACTURER (the “MANUFACTURER”) and Auto Italia Ltd (the “IMPORTER”) agree for the period from 1st January 1996 to 31st Dec 96 (“Concerned Period”) as follows:

1. SALES PROGRAM FOR CONTRACT VEHICLES

Under sect. 3.1(a) and 3.2. of this AGREEMENT, the number and mix of CONTRACT VEHICLES to be bought by the IMPORTER and to be registered in the TERRITORY during the Concerned Period are the following:

Model	Number of units
GHIBLI	26
QUATTROP0RTE

With the provided monthly form already arranged by the MANUFACTURER.

2. ORIGINAL PARTS COMMITMENT

Under sect. 3.1.(c) and 3.2. of this AGREEMENT the IMPORTER’s commitment in regard to ORIGINAL PARTS during the Concerned Period is set out below:

40 MILIONI LIRE

3. STOCKHOLDING COMMITMENTS

Under sect. 3.1.(e) and 3.2. of this AGREEMENT, the IMPORTER undertakes to hold permanently during the Concerned Period such stocks of new CONTRACT VEHICLES as will be appropriate to meet the orders of customers within the TERRITORY foreseen in the subsequent _________ months, for each model as per point 1 above.

4. ORIGINAL PARTS

The stock of Original Parts shall, at all time, include such quantities and mix as will be appropriate to satisfy the service under repair requirements of all MASERATI VEHICLES in circulation in the Territory, in accordance with the MANUFACTURER’S rules, which rules shall be notified by the MANUFACTURES’s Spare Parts Department from time to time. The IMPORTER shall adjust its stock of ORIGINAL PARTS as shall be appropriate to satisfy the MANUFACTURER’s prevailing rules notified as aforesaid.

5. ADVERTISING AND PROMOTIONAL CAMPAIGNS COMMITMENT

Under sect. 5.1.(a) of this AGREEMENT, the IMPORTER shall spend, in the Concerned Period, an amount at least equivalent to a 3% of the total amount of cars invoiced from the MANUFACTURER for advertising and sales promotion in the TERRITORY.

Subject:	Sales Programs for CONTRACT VEHICLES Ref. “ANNUAL PLAN”

With reference to the IMPORT AND DISTRIBUTION AGREEMENT between MASERATI

S.p.A. and Auto Italia Limited, as regards to this subject it is clear that:

A)	Orders from the IMPORTER to the MANUFACTURER will be executed within the month 3 following the date of order’s receipt.

B)
The IMPORTER will provide a monthly orders that will be sent to the MANUFACTURER before the 10th of the month. These orders will be compatible with the ANNUAL PLAN that has been submitted and the MANUFACTURER will advise as to delivery time.

For the transmission of these orders, the IMPORTER will use the monthly form arranged by the MANUFACTURER.

The transmission could be made also by fax.

Best Regards

Spett. le

AUTO .ITALIA .Ltd

CONTRACTUAL WARRANTY

Referring to the article 4.2 of the Import and Distribution Agreement signed on the following is agreed:

1.	The labour charges in all 6 items under warranty for Ghibli Shamal and Quattroporte are at your expenses:

- Gearbox

- Power steering and steering box

- Alternator

- Air Conditioning Compressor

- Ignition Box

- Propeller Shaft

2. Concerning the Model Quattroporte please see the following:

E.P.D.I. (Extra Pre-Delivery Inspections)

In case that during the P.D.I. operations it is be necessary to make some repairs, these must be previously specifically approved by Maserati, as indicated in the contractual warranty.

SPARE PARTS

Concerning spare parts used during contractual warranty and PDI operations it is your right to obtain the correspondent reimboursment from Maserati, using the price list valid in the moment of the execution of the warranty operation, including also the agreed discount.

FREE COUPON

All operations indicated in the Maserati Servicing and Repair Booklet concerning the free coupon are carried out at your expense.